UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
April 4, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On April 4, 2002, US Airways Group, Inc. and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: costs related to US Airways' compliance with governmental requirements imposed as a result of the September 11, 2001, terrorist attacks and US Airways' response to the effect of such attacks; labor and competitive responses to the steps taken by US Airways as a result of such attacks; demand for transportation in the markets in which US Airways operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of US Airways' products; and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  -----------

     99            News release dated April 4, 2002 of US Airways Group, Inc. and US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: April 4, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: April 4, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS REPORTS RECORD MARCH LOAD FACTOR

     ARLINGTON, Va., April 4, 2002 - US Airways reported a 78.0 percent load factor for March 2002, an increase of 4.6 percentage points compared to March 2001. This is the highest monthly load factor in the company's history. Revenue passenger miles for the month were down 13.4 percent year-over-year, while available seat miles for the month decreased 18.5 percent.

     For the first quarter of 2002, revenue passenger miles were down 16.0 percent compared to the same period in 2001, while available seat miles were down 18.9 percent year-over-year. The passenger load factor for the quarter was 68.5 percent, an increase of 2.4 percentage points compared to 2001.

     The three wholly owned subsidiaries of US Airways Group, Inc. -- Allegheny Airlines, Inc.; Piedmont Airlines, Inc.; and PSA Airlines, Inc. -- reported that revenue passenger miles for March were up 7.0 percent compared to March 2001, while available seat miles for the month were up 13.8 percent. The passenger load factor for the month was 53.4 percent, a decrease of 3.4 percentage points compared to March 2001.

     For the first quarter of 2002, US Airways Express revenue passenger miles were up 1.1 percent compared to the same period in 2001, while available seat miles were up 6.5 percent. The passenger load factor for the period was 48.6 percent, a decrease of 2.6 percentage points from 2001.

     US Airways' strong load factor can be attributed to significantly reduced capacity year-over-over, ongoing industry fare sales and an early Easter/Passover holiday period. Passenger unit revenues are expected to decline between 8 and 9 percent for March compared to a year earlier, an improvement over February's 10.5 percent year-over-year decline.

     "Our employees have done a superb job serving our customers during this milestone month, when we reached an all-time high company load factor," said David N. Siegel, US Airways president and chief executive officer.

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US AIRWAYS REPORTS RECORD MARCH LOAD FACTOR
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April 4, 2002

     Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, are contained in US Airways' periodic filings with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

-more-

US AIRWAYS REPORTS RECORD MARCH LOAD FACTOR
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April 4, 2002

US AIRWAYS, INC. SELECTED TRAFFIC STATISTICS

	March 2002	March 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	3,104,180	3,680,003	(15.6)
International*	704,769	717,252	(1.7)
Total - Scheduled Service	3,808,949	4,397,256	(13.4)
Total (Including Charter)	3,810,018	4,401,735	(13.4)

Available Seat Miles (000):
Domestic*	4,071,377	5,097,954	(20.1)
International*	811,139	895,505	(9.4)
Total - Scheduled Service	4,882,516	5,993,459	(18.5)
Total (Including Charter)	4,883,786	5,998,623	(18.6)

Passengers Boarded*	4,663,532	5,435,440	(14.2)
System Load Factor*	78.0	73.4	4.6
Average Passenger Journey*	816.8	809.0	1.0

* scheduled service

NOTE:     Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS RECORD MARCH LOAD FACTOR
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April 4, 2002

US AIRWAYS, INC. FIRST QUARTER 2002

	January - March 2002	January - March 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	7,903,044	9,647,950	(18.1)
International*	1,677,729	1,755,096	(4.4)
Total - Scheduled Service	9,580,773	11,403,045	(16.0)
Total (Including Charter)	9,582,148	11,413,169	(16.0)

Available Seat Miles (000):
Domestic*	11,757,066	14,683,732	(19.9)
International*	2,221,026	2,549,999	(12.9)
Total - Scheduled Service	13,978,091	17,233,731	(18.9)
Total (Including Charter)	13,979,714	17,245,165	(18.9)

Passengers Boarded*	11,825,262	14,192,984	(16.7)
System Load Factor*	68.5	66.2	2.4
Average Passenger Journey*	810.2	803.4	0.8

* scheduled service

NOTE: Numbers may not add or calculate due to rounding.

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US AIRWAYS REPORTS RECORD MARCH LOAD FACTOR
Page Five
April 4, 2002

US AIRWAYS EXPRESS** SELECTED TRAFFIC STATISTICS

	March 2002	March 2001	Percent Change
Revenue Passenger Miles (000):	129,441	120,947	7.0
Available Seat Miles (000):	242,490	213,000	13.8
Passengers Boarded*	584,614	555,735	5.2
System Load Factor*	53.4	56.8	(3.4)
Average Passenger Journey	221.4	217.6	1.7

US AIRWAYS EXPRESS** FIRST QUARTER 2002

	January - March 2002	January - March 2001	Percent Change
Revenue Passenger Miles (000):	325,923	322,230	1.1
Available Seat Miles (000):	671,155	629,955	6.5
Passengers Boarded*	1,492,946	1,479,241	0.9
System Load Factor*	48.6	51.2	(2.6)
Average Passenger Journey	218.3	217.8	0.2

*scheduled service ** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE: Numbers may not add or calculate due to rounding.

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NUMBER:     4261